                                                                   EXHIBIT 10.21



                     AMENDED AND RESTATED SECURITY AGREEMENT


        THIS AMENDED AND RESTATED SECURITY AGREEMENT (this "Agreement") is entered into as of this 10th day of August, 2001, by and between CANDLEWOOD LEASING NO. 1, INC., a Delaware corporation (the "Tenant"), and HPT CW PROPERTIES TRUST, a Maryland real estate investment trust (the "Secured Party").


                              W I T N E S S E T H:

        WHEREAS, pursuant to a certain Amended and Restated Lease Agreement, dated as of the date hereof (as amended from time to time, the "Amended and Restated Lease"), the Secured Party leased to the Tenant and the Tenant leased from the Secured Party certain premises, as more particularly described in the Amended and Restated Lease, subject to and upon the terms and conditions set forth in the Amended and Restated Lease; and

        WHEREAS, as security for the payment and performance of each and every obligation and liability of the Tenant to the Secured Party under the Amended and Restated Lease (collectively, the "Obligations"), including, without limitation, the payment of the Rent (this and other capitalized terms used and not otherwise defined herein having the meanings ascribed to such terms in
Section 1), the Tenant has agreed to grant to the Secured Party a first and perfected lien and security interest in the Collateral;

        NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

        SECTION 1. DEFINITIONS. As used in this Agreement, the following terms shall have the meanings specified below. Except as otherwise defined, terms defined in the Uniform Commercial Code and used herein without definition shall have the meanings set forth in the Uniform Commercial Code:

         "AMENDED AND RESTATED LEASE" shall have the meaning given such term in the preambles to this Agreement.

        "BUSINESS DAY" shall have the meaning given such term in the Amended and Restated Lease.

        "COLLATERAL" shall mean all of the Tenant's right, title and interest in and under or arising out of all and any personal property, intangibles and fixtures of any type or description which constitute or arise from the operation, maintenance or repair of the Leased Property, together with any and all additions, replacements, products, proceeds and supporting obligations, including, but not limited to, the following:

        (a)  all goods, including, without limitation, the Equipment;

        (b)  all of the Leased Intangible Property;

        (c)  all Licenses; and

        (d) all other personal property or fixtures of any nature whatsoever which relate to the operation, maintenance or repair of the Leased Property and all property from time to time described in any financing statement signed by the Tenant naming the Secured Party as secured party.

        "EQUIPMENT" shall mean all structures, improvements, fixtures and items of machinery, equipment and other tangible personal property which constitute, arise from or relate to the operation, maintenance or repair of the Leased Property, together with all repairs, replacements, improvements, substitutions, extensions or renewals thereof or additions thereto, all parts, additions and accessories incorporated therein or affixed thereto, and all "equipment" as such term is defined in the Uniform Commercial Code, and all cash and non-cash proceeds therefrom.

        "EVENT OF DEFAULT" shall have the meaning given such term in Section 4.

        "HOTELS" shall have the meaning given such term in the Amended and Restated Lease.

        "INSTRUMENT" shall have the meaning give such term in Article 9 of the Uniform Commercial Code, and shall include promissory notes.

        "LEASED INTANGIBLE PROPERTY" shall have the meaning given such term in the Amended and Restated Lease.

        "LEASED PROPERTY" shall have the meaning given such term in the Amended and Restated Lease.

        "LICENSES" shall mean all licenses, permits, rights of use, covenants or rights otherwise benefiting or permitting the use and operation of the Leased Property or any part thereof pertaining to the operation, maintenance or repair of the Leased Property.

        "OBLIGATIONS" shall have the meaning given such term in the preambles to this Agreement.

        "OVERDUE RATE" shall have the meaning given such term in the Amended and Restated Lease.

        "PERSON" shall have the meaning given such term in the Amended and Restated Lease.

        "RENT" shall have the meaning given such term in the Amended and Restated Lease.

        "UNIFORM COMMERCIAL CODE" means the Uniform Commercial Code as in effect in The Commonwealth of Massachusetts from time to time, provided, that if by reason of mandatory provisions of law, perfection, or the effect of perfection or nonperfection, of the security interests in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than Massachusetts, "Uniform Commercial Code" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection, as the case may be.

        SECTION 2. SECURITY INTEREST. As security for the prompt payment and performance of all the Obligations, the Tenant hereby grants, pledges, transfers and assigns to the Secured Party, its successors and assigns and all other holders from time to time of the Obligations, a continuing security interest under the Uniform Commercial Code from time to time in effect in the jurisdiction in which any of the Collateral is located in and a continuing lien upon all of the Tenant's right, title and interest in the Collateral, together with any and all additions thereto and replacements, products and proceeds thereof, whether now existing or hereafter arising or acquired and wherever located.

        SECTION 3. GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS. The Tenant represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

               (a) The chief executive offices and chief place of business of the Tenant is set forth in Schedule 1 and the Tenant will not move its chief executive office or its chief place of business or operations without giving prior written notice thereof to the Secured Party. The originals of all documents evidencing Collateral and the only original books of account and records of the Tenant relating thereto are, and will continue to be, kept at such chief executive office or the Hotels.

               (b) The name of the Tenant is as set forth on the signature page hereto. The name under which each of the Hotels is operated is set forth on
Schedule 2. The Tenant shall not change such names, conduct its business at or related to the Hotel in any other name or take title to any Collateral in any other name, except as otherwise permitted by the Amended and Restated Lease without prior written notification to Secured Party. The state of organization of the Tenant is the State of Delaware and the Tenant's organizational identification number assigned by the State of Delaware is 2820987. The Tenant will not change its organizational structure or jurisdiction of organization without prior written notice to the Secured Party which notice shall be provided no less than 30 days prior to the effectiveness of such changes.

               (c) The Secured Party is authorized (but is under no obligation) to make, upon ten (10) Business Days' notice to the Tenant (except in the case of exigent circumstances, in which circumstances upon such notice, if any, as may then be reasonably practical), any payments which in the Secured Party's opinion are necessary to discharge any liens which have or may take priority over the lien hereof, upon the failure of the Tenant to make such payments within the time permitted therein. The Tenant shall have no claim against the Secured Party by reason of its decision not to make any payments or perform such obligations permitted under this Section 3(c). The Tenant shall repay to the Secured Party any sums paid by the Secured Party upon demand. Any sums paid and expenses incurred by the Secured

Party pursuant to this paragraph shall bear interest at the Overdue Rate.

               (d) If any of the Collateral at any time becomes evidenced by an Instrument, the Tenant shall promptly deliver such Instrument to the Secured Party, appropriately endorsed, to the order of the Secured Party, to be held pursuant to this Agreement.

               (e) If any cash proceeds of the Collateral at any time are deposited into a deposit account, the Tenant shall promptly inform the Secured Party thereof, and at the request of the Secured Party at any time, pursuant to an agreement in form and substance reasonably satisfactory to the Secured Party, cause the depositary bank to agree to comply at any time with instructions from the Secured Party to such depositary bank directing the disposition of funds from time to time credited to such deposit account, without further consent of the Tenant.

        SECTION 4. EVENT OF DEFAULT. For purposes of this Agreement, the term "Event of Default" shall mean (a) the occurrence of an Event of Default under the Amended and Restated Lease; (b) the failure of the Tenant to comply with any of its covenants or obligations under this Agreement and the continuance thereof for a period of thirty (30) days after written notice thereof; provided, however, that if such default is susceptible of cure but such cure cannot be accomplished with due diligence within such period of time and if in addition the Tenant commences to cure or cause to be cured such default within thirty
(30) days after written notice thereof from the Secured Party and thereafter prosecutes the curing of such default with all due diligence, such period of time shall be extended to such period of time (not to exceed an additional one
(1) year in the aggregate) as may be necessary to cure such default with all due diligence; or (c) any representation or warranty contained herein or made by the Tenant in connection herewith shall prove to have been false or misleading in any material respect when made.

        SECTION 5. REMEDIES.

               (a) Upon the occurrence and during the continuation of an Event of Default, in addition to any rights and remedies now or hereafter granted under applicable law, under the Amended and Restated Lease or under any other documents or agreements entered into in connection herewith or therewith, and not by way of limitation of any such rights and remedies, the Secured Party shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any applicable jurisdiction, and the right, without notice to, or assent by, the Tenant, to the extent permitted by law, in the name of the Tenant or in the name of the Secured Party or otherwise:

               (i) with respect to the Leased Intangible Property and any other accounts receivable, general intangibles and contract rights, to ask for, demand, collect, receive, compound and give acquittance therefor or any part thereof, to extend the time of payment of, compromise or settle for cash, credit or otherwise, and upon any terms and conditions, any thereof, to endorse the name of the Tenant on any checks, drafts or other orders or instruments for the payment of moneys payable to the Tenant which shall be issued in respect thereof, to exercise and enforce any rights and remedies in respect thereof, to file any claims, commence, maintain or discontinue any actions, suits or other proceedings deemed by the Secured Party necessary or advisable for the purpose of collecting or enforcing payment and performance thereof, to make test verifications thereof, to notify any or all account debtors thereunder to make payment thereof directly to the Secured Party for the account of the Secured Party and to require the Tenant to forthwith give similar notice to the account debtors, and to require the Tenant forthwith to account for and transmit to the Secured Party in the same form as received all proceeds (other than physical property) of collection thereof received by the Tenant and, until so transmitted, to hold the same in trust for the Secured Party and not commingle such proceeds with any other funds of the Tenant;

               (ii) to take possession of any or all of the Collateral and to use, hold, store, operate, merge and/or control the same and to exclude the Tenant and all Persons claiming under it wholly or partly therefrom, and, for that purpose, to enter, with the aid and assistance of any Person or Persons and with or without legal process, any premises where the Collateral, or any part thereof, are, or may be, placed or assembled, and to remove any such Collateral;

               (iii) from time to time, at the expense of the Tenant, to make all such repairs, replacements, alterations, additions and improvements to and of the Collateral as the

Secured Party may reasonably deem proper; to collect and receive all rents, issues, profits, fees and other income of the same and every part thereof which may be applied to pay the expenses of holding and operating the Collateral and of all maintenance and repairs and to make all payments which the Secured Party may be required or may elect to make, if any, for taxes, assessments, insurance and other charges upon the Collateral and all other payments which the Secured Party may be required or authorized to make under any provision of this Agreement (including, without limitation, reasonable legal costs and attorneys' fees);

               (iv) upon notice to such effect, and if reasonably necessary to protect Secured Party's interest in the Collateral, to require the Tenant to deliver, at the Tenant's expense, any or all Collateral which is reasonably movable to the Secured Party at a place designated by the Secured Party; and

               (v) without obligation to resort to other security, at any time and from time to time, to sell, re-sell, assign and deliver all or any of the Collateral, in one or more parcels at the same or different times, and all right, title and interest, claim and demand therein and right of redemption thereof, at public or private sale, for cash, upon credit or for future delivery, and at such price or prices and on such terms as the Secured Party may determine, with the amounts realized from any such sale to be applied to the Secured Obligations in the manner determined by the Secured Party.

The Tenant hereby agrees that all of the foregoing may be effected without advertisement (except as hereinafter provided or as may be required by law), all of which (except as hereinafter provided) are hereby expressly waived, to the maximum extent permitted by law. The Secured Party shall not be obligated to do any of the acts hereinabove authorized and in the event that the Secured Party elects to do any such act, the Secured Party shall not be responsible to the Tenant except for the Secured Party's gross negligence or willful misconduct.

               (b) Upon the occurrence of an Event of Default, the Secured Party may take legal proceedings for the appointment of a receiver or receivers (to which the Secured Party shall be entitled as a matter of right) to take possession of the Collateral pending the sale thereof pursuant either to the powers of sale granted by this Agreement or to a judgment, order or decree made in any judicial proceeding for the foreclosure or involving the enforcement of this Agreement. If, after the exercise of any or all of such rights and remedies, any of the Obligations shall remain unpaid or unsatisfied, the Tenant shall remain liable for any deficiency or performance thereof, as applicable.

               (c) Upon any sale of any of the Collateral, whether made under the power of sale hereby given or under judgment, order or decree in any judicial proceeding for the foreclosure or involving the enforcement of this
Agreement:

               (i) the Secured Party may bid for and purchase the property being sold and, upon compliance with the terms of sale, may hold, retain and possess and dispose of such property in its own absolute right without further accountability, and may, in paying the purchase money therefor, deliver any instruments evidencing the Obligations or agree to the satisfaction of all or a portion of the Obligations in lieu of cash in payment of the amount which shall be payable thereon, and such instruments, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Secured Party after being appropriately stamped to show partial payment;

               (ii) the Secured Party may make and deliver to the purchaser or purchasers a good and sufficient deed, bill of sale and instrument of assignment and transfer of the property sold;

               (iii) all right, title, interest, claim and demand whatsoever, either at law or in equity or otherwise, of the Tenant of, in and to the property so sold shall be divested; such sale shall be a perpetual bar both at law and in equity against the Tenant, its successors and assigns, and against any and all Persons claiming or who may claim the property sold or any part thereof from, through or under the Tenant, its successors or assigns; and

               (iv) the receipt of the Secured Party or of the officer thereof making such sale shall be a sufficient discharge to the purchaser or purchasers at such sale for his or their purchase money, and such purchaser or purchasers, and his or their assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt of the Secured Party or of such officer therefor, be obliged to see to the application of such purchase money or be in any way answerable for any loss, misapplication or nonapplication thereof.

In the event of any sale of Collateral pursuant to this Section 5, the Secured Party shall, at least 10 days before such sale, give the Tenant written, telegraphic or telex notice of its intention to sell, except that, if the Secured Party shall determine in its reasonable discretion that any of the Collateral threatens to decline in value, any such sale may be made upon three
(3) days' written, telegraphic or telex notice to the Tenant, which time periods the Tenant hereby agrees are reasonable.

        SECTION 6. APPLICATION OF MONEYS. All moneys which the Secured Party shall receive pursuant hereto shall first be applied (to the extent thereof) to the payment of all reasonable costs and expenses incurred in connection with the administration and enforcement of, or the preservation of any rights under, this Agreement or any of without limitation, the reasonable fees and disbursements of its counsel and agents), and the balance, if any, shall be applied first to accrued and unpaid interest, charges and fees on, and then to outstanding principal of, any Obligations of the Tenant to the Secured Party, and then to any other amounts outstanding on any such Obligations and then to the Tenant unless otherwise provided by law or directed by a court of competent jurisdiction.

        SECTION 7. WAIVERS, ETC. To the extent permitted by law the Tenant hereby waives presentment, demand, protest and, except as is otherwise specifically provided herein, all other demands and notices in connection with this Agreement or the enforcement of the rights of the Secured Party hereunder and waives all rights to require a marshaling of assets by the Secured Party.

        The Secured Party shall not be required to marshal any present or future security for (including without limitation this Agreement and the Collateral pledged hereunder), or guaranties of, the Obligations or any of them, or to resort to such security or guaranties in any particular order; and all of the rights hereunder and in respect of such securities and guaranties shall be cumulative and in addition to all other rights, however existing or arising. To the maximum extent permitted by applicable law, the Tenant hereby agrees that it will not invoke any law relating to the marshalling of collateral which, might cause delay in or impede the enforcement of the Secured Party's rights under this Agreement or under any other instrument evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or guaranteed, and, to the maximum extent permitted by applicable law, the Tenant hereby irrevocably waives the benefits of all such laws.

        SECTION 8. FURTHER ASSURANCES, ETC. Upon the reasonable request of the Secured Party, and at the sole expense of the Tenant, the Tenant will promptly execute and deliver, or will cause to be executed and delivered, such further instruments, certificates and documents and take such further actions as the Secured Party may reasonably deem desirable to obtain the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, filing of any financing statement, continuation statement, amendment or notice under the Uniform Commercial Code or other applicable law, execution of assignments or mortgages of General Intangibles, and transfer of Collateral to the Secured Party's possession. The Tenant authorizes the Secured Party to file such financing statements without the signature of the Tenant to the extent permitted by applicable law, and to file a copy of this Agreement in lieu of a financing statement, and to take any and all actions required or desirable by any earlier versions of the Uniform Commercial Code or by other law to perfect the Secured Party's security interest in any of the Collateral, as applicable in any relevant Uniform Commercial Code jurisdiction, or by other laws applicable in any foreign jurisdiction. The Tenant shall provide the Secured Party with any information the Secured Party shall reasonably request in connection with the foregoing, including, without limitation, the type and jurisdiction of organization of the Tenant, and any organizational identification number issued to the Tenant. The Tenant shall also take all actions reasonably requested by the Secured Party in order to insure the continued perfection and priority of the Secured Party's security interest in any of the Collateral and of the preservation of its rights therein.

        SECTION 9. MISCELLANEOUS.

               (a) The Tenant agrees that its obligations and the rights of the Secured Party hereunder and in respect of the Obligations may be enforced by specific performance hereof and thereof and by temporary, preliminary and/or final injunctive relief relating hereto and thereto, without necessity for proof by the Secured Party or any holder of the Obligations that it would otherwise suffer irreparable harm, and the Tenant hereby consents to the issuance of such specific and injunctive relief.

               (b) Any notice or demand upon the Tenant or the Secured Party shall be deemed to have been sufficiently given when given in accordance with
Section 23.10 of the Amended and Restated Lease.

               (c) None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Tenant and the Secured Party. No notice to or demand on the Tenant in any case shall entitle the Tenant to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Secured Party to any other or further action in any circumstances without notice or demand.

               (d) The obligations of the Tenant hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Tenant; (ii) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement, the Amended and Restated Lease or any document or agreement executed in connection herewith or therewith, the Obligations or any security for any of the Obligations; or (iii) any amendment to or modification of any of the Amended and Restated Lease or any document or agreement executed in connection herewith or therewith, the Obligations or any security for any of the Obligations; whether or not the Tenant shall have notice or knowledge of any of the foregoing. The rights and remedies of the Secured Party herein provided for are cumulative and not exclusive of any rights or remedies which the Secured Party would otherwise have, including, without limitation, under the Amended and Restated Lease or any document or agreement executed in connection herewith or therewith. This Agreement is intended as a supplement for and is not intended to supersede in any respect the Amended and Restated Lease or any document or agreement executed in connection herewith or therewith.

               (e) This Agreement shall be binding upon the Tenant and its successors and assigns and shall inure to the benefit of the Secured Party, and its respective successors and assigns. All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement.

               (f) The descriptive headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

               (g) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibitions or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

               (h) This Agreement shall be interpreted, construed, applied and enforced in accordance with the laws of The Commonwealth of Massachusetts applicable to contracts between residents of Massachusetts which are to be performed entirely within Massachusetts, regardless of (i) where this Agreement is executed or delivered; or (ii) where any payment or other performance required by this Agreement is made or required to be made; or (iii) where any breach of any provision of this Agreement occurs, or any cause of action otherwise accrues; or (iv) where any action or other proceeding is instituted or pending; or (v) the nationality, citizenship, domicile, principal place of business, or jurisdiction of organization or domestication of any party; or (vi) whether the laws of the forum jurisdiction otherwise would apply the laws of a jurisdiction other than Massachusetts; or (vii) any combination of the foregoing. Notwithstanding the foregoing, the laws of the State shall apply to the perfection and priority of liens upon and the disposition of any Property.

        To the maximum extent permitted by applicable law, any action to enforce, arising out of, or relating in any way to, any of the provisions of this Agreement may be brought and prosecuted in such court or courts located in The Commonwealth of Massachusetts as is provided by law; and the parties consent to the jurisdiction of said court or courts located in Massachusetts and to service of process by registered mail, return receipt requested, or by any other manner provided by law.

               (i) THE DECLARATION OF TRUST ESTABLISHING THE SECURED PARTY, A COPY OF WHICH, TOGETHER WITH ALL AMENDMENTS THERETO (THE "DECLARATION"), IS DULY FILED WITH THE DEPARTMENT OF ASSESSMENTS AND TAXATION OF THE STATE OF MARYLAND, PROVIDES THAT THE NAME "HPT CW PROPERTIES TRUST" REFERS TO THE TRUSTEES UNDER THE DECLARATION COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF THE SECURED PARTY SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF OR CLAIM AGAINST, THE SECURED PARTY. ALL PERSONS DEALING WITH THE SECURED PARTY, IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF THE SECURED PARTY FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

               (j) This Agreement amends, restates and replaces in its entirety that certain Security Agreement, dated as of December 24, 1997, as the same may have been amended from time to time, by and between the Tenant and the Secured Party.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal as of the date first above written.



                                            TENANT:

                                            CANDLEWOOD LEASING NO. 1, INC.


                                            By:________________________________
                                                Its:___________________________


                                            SECURED PARTY:

                                            HPT CW PROPERTIES TRUST


                                            By:________________________________
                                                  Its (Vice) President

                                   SCHEDULE 1


CHIEF EXECUTIVE OFFICE:

               8621 E. 21st Street North, Suite 200
               Wichita, Kansas  67206

PRINCIPAL PLACE OF BUSINESS:

               8621 E. 21st Street North, Suite 200
               Wichita, Kansas  67206

                                   SCHEDULE 2



Candlewood Hotel                            Louisville (Jefferstown), KY
Candlewood Hotel                            Cincinnati (Blue Ash), OH
Candlewood Hotel                            Phoenix, AZ
Candlewood Hotel                            Wichita West, KS
Candlewood Hotel                            Birmingham, AL
Candlewood Hotel                            Salt Lake - Ft. Union, UT
Candlewood Hotel                            Southfield, MI
Candlewood Hotel                            Lake Forest (LA), CA
Candlewood Hotel                            Philadelphia (Horsham), PA
Candlewood Hotel                            Salt Lake - North Temple, UT
Candlewood Hotel                            Denver (Englewood), CO
Candlewood Hotel                            Wichita Northeast, KS
Candlewood Hotel                            Omaha, NE
Candlewood Hotel                            Houston (Town & Country), TX
Candlewood Hotel                            Hampton, VA
Candlewood Hotel                            Austin, TX
Candlewood Hotel                            Baltimore, MD
Candlewood Hotel                            Mt. Laurel, NJ
Candlewood Hotel                            Las Vegas, NV
Candlewood Hotel                            Huntsville, AL
Candlewood Hotel                            Houston (Clear Lake), TX
Candlewood Hotel                            Jacksonville, FL
Candlewood Hotel                            Phoenix (Tempe), AZ
Candlewood Hotel                            Detroit (Warren), MI
Candlewood Hotel                            Pittsburgh, PA
Candlewood Hotel                            Des Moines, IA
Candlewood Hotel                            Austin, TX (Stonelake)
Candlewood Hotel                            Irving, TX (Las Colinas)
Candlewood Hotel                            Charlotte, NC
Candlewood Hotel                            Nashville (Brentwood), TN
Candlewood Hotel                            Houston (Westchase), TX
Candlewood Hotel                            Albuquerque, NM
Candlewood Hotel                            Somerset, NJ
Candlewood Hotel                            Richfield, MN
Candlewood Hotel                            Boston/Braintree, MA
Candlewood Hotel                            Denver, CO (Lakewood)